UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2019

Luna Innovations Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-52008	54-1560050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 1st Street SW, Suite 200
Roanoke, Virginia 24011
(Address of principal executive offices, including zip code)
540-769-8400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indícate by check mark whether the registrant is an emerging growth Company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The compensation committee (the “Committee”) of the Board of Directors of Luna Innovations Incorporated (the “Company”) has recently undertaken a thorough review of the Company’s executive compensation programs, including salary, cash bonus, and equity-based incentive compensation. After completing this review, on January 14, 2019, the Committee approved equity awards for the Company’s executive officers reflecting a revised approach for annual grants of equity compensation (the “2019 Grants”). Beginning with the 2019 Grants, the Committee intends to provide for annual grants of equity compensation comprising a combination of service-based restricted stock units, which will vest over time, and performance-based restricted stock units that will vest based on the Company’s achievement of long-term performance goals. With respect to the 2019 Grants, the service-based restricted stock units are scheduled to vest in three equal annual installments and the performance-based restricted stock units are scheduled to vest, if at all, based on the Company’s levels of 2021 revenue and operating income, in each case subject to the executive officer’s continuous service through vesting. The performance-based awards establish threshold, target and maximum vesting amounts based on pre-defined levels of each of 2021 revenue and operating income, subject to the overall achievement of a minimum level of operating income for the year ending December 31, 2021.

Set forth below is a table summarizing the 2019 Grants by executive officer:

	Time-Based Restricted Stock Units	Performance-Based Restricted Stock Units
		Threshold	Target	Maximum
Scott A. Graeff, President and Chief Financial Officer	92,000	11,500	23,000	34,500
Dale E. Messick, Chief Financial Officer	20,000	2,500	5,000	7,500

The restricted stock units described above were issued under the Company’s 2016 Equity Incentive Plan, pursuant to Restricted Stock Unit Award Agreements in the form filed herewith as Exhibit 4.1 to this report, which is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
4.1	Luna Innovations Incorporated 2016 Equity Incentive Plan Form of Restricted Stock Unit Award Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Luna Innovations Incorporated

By:	/s/ Scott A. Graeff
Scott A. Graeff President and Chief Executive Officer
Date: January 16, 2019